                      INVESTMENT MANAGEMENT TRUST AGREEMENT
                      -------------------------------------

          This Agreement is made as of _____________, 2005 by and between
Courtside Acquisition Corp. (the "Company") and Continental Stock Transfer &
Trust Company ("Trustee").

          WHEREAS, the Company's registration statement on Form S-1, No.
333-124380 ("Registration Statement"), for its initial public offering of securities ("IPO") has been declared effective as of the date hereof by the
Securities and Exchange Commission ("Effective Date"); and

          WHEREAS, EarlyBirdCapital, Inc. ("EBC") is acting as the
representative of the underwriters in the IPO; and

          WHEREAS, as described in the Registration Statement, and in accordance with the Company's Certificate of Incorporation, $63,720,000 of the gross proceeds of the IPO ($73,764,000 if the underwriters over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and the holders of the Company's common stock, par value $.0001 per share, issued in the IPO as hereinafter provided (the amount to be delivered to the Trustee will be referred to herein as the "Property"; the stockholders for whose benefit the Trustee shall hold the
Property will be referred to as the "Public Stockholders," and the Public
Stockholders and the Company will be referred to together as the
"Beneficiaries"); and

          WHEREAS, the Company and the Trustee desire to enter into this
Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

          IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

          (a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in a segregated trust account ("Trust Account")
established by the Trustee.

          (b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

          (c) In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in any open ended investment company registered under the Investment Company Act of 1940 that holds itself out as a money market fund meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940;

          (d) Collect and receive, when due, all principal and income arising from the

Property, which shall become part of the "Property," as such term is used herein;

          (e) Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

          (f) Supply any necessary information or documents as may be requested by the Company in connection with the Company's preparation of the tax returns for the Trust Account;

          (g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

          (h) Render to the Company and to EBC, and to such other person as the
Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the
Trust Account; and

          (i) Commence liquidation of the Trust Account only after receipt of and only in accordance with the terms of a letter ("Termination Letter"), in a form substantially similar to that attached hereto as either Exhibit A or
Exhibit B, signed on behalf of the Company by its President or Chairman of the
Board and Secretary or Assistant Secretary, and complete the liquidation of the
Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein.

2. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

          (a) Give all instructions to the Trustee hereunder in writing, signed by the Company's President or Chairman of the Board. In addition, except with respect to its duties under paragraph 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the
Company shall promptly confirm such instructions in writing;

          (b) Hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee's gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the
Company in writing of such claim (hereinafter referred to as the "Indemnified
Claim"). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not

be unreasonably withheld. The Trustee may not agree to settle any Indemnified
Claim without the prior written consent of the Company. The Company may participate in such action with its own counsel; and

          (c) Pay the Trustee an initial acceptance fee of $1,000 and an annual fee of $3,000 (it being expressly understood that the Property shall not be used to pay such fee). The Company shall pay the Trustee the initial acceptance fee and first year's fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date. The Trustee shall refund to the Company the fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Fund. The Company shall not be responsible for any other fees or charges of the Trustee except as may be provided in paragraph 2(b) hereof (it being expressly understood that the Property shall not be used to make any payments to the Trustee under such paragraph).

3. Limitations of Liability. The Trustee shall have no responsibility or liability to:

          (a) Take any action with respect to the Property, other than as directed in paragraph 1 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

          (b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the
Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

          (c) Change the investment of any Property, other than in compliance with paragraph 1(c);

          (d) Refund any depreciation in principal of any Property;

          (e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

          (f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the
Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and,

if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

          (g) Verify the correctness of the information set forth in the
Registration Statement or to confirm or assure that any acquisition made by the
Company or any other action taken by it is as contemplated by the Registration
Statement; and

          (h) Pay any taxes on behalf of the Trust Account (it being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the
Trust Account).

4. Termination. This Agreement shall terminate as follows:

          (a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the
Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States
District Court for the Southern District of New York and upon such deposit, the
Trustee shall be immune from any liability whatsoever;

          (b) At such time that the Trustee has completed the liquidation of the
Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination
Letter, this Agreement shall terminate except with respect to Paragraph 2(b); or

          (c) On such date after _____________, 2007 when the Trustee deposits the Property with the United States District Court for the Southern District of
New York in the event that, prior to such date, the Trustee has not received a
Termination Letter from the Company pursuant to paragraph 1(i).

5. Miscellaneous.

          (a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. Upon receipt of written instructions, the Trustee will confirm such instructions with an Authorized Individual at an Authorized
Telephone Number listed on the attached Exhibit C. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary's bank or intermediary bank,

rather than names. The Trustee shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

          (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

          (c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of EBC.
As to any claim, cross-claim or counterclaim in any way relating to this
Agreement, each party waives the right to trial by jury.

          (d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

          (e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail
(return receipt requested), by hand delivery or by facsimile transmission:

          if to the Trustee, to:

              Continental Stock Transfer
                & Trust Company
              17 Battery Place
              New York, New York 10004
              Attn: Steven G. Nelson
              Fax No.: (212) 509-5150

          if to the Company, to:

              Courtside Acquisition Corp.
              1700 Broadway, 17th Floor
              New York, New York 10019
              Attn: Richard D. Goldstein, Chief Executive Officer
              Fax No.: (___) ___-____

          in either case with a copy to:

              EarlyBirdCapital, Inc.
              275 Madison Avenue, Suite 1203
              New York, New York 10016
              Attn: David M. Nussbaum, Chairman
              Fax No.: (212) 269-3796

          (f) This Agreement may not be assigned by the Trustee without the prior consent of the Company.

          (g) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this
Agreement and to perform its respective obligations as contemplated hereunder.
The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

          (h) Each of the Company and the Trustee hereby acknowledge that EBC is a third party beneficiary of this Agreement.

          IN WITNESS WHEREOF, the parties have duly executed this Investment
Management Trust Agreement as of the date first written above.

                                              CONTINENTAL STOCK TRANSFER & TRUST
                                              COMPANY, as Trustee

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                              COURTSIDE ACQUISITION CORP.

                                              By:
                                                  ------------------------------
                                                  Name: Richard D. Goldstein
                                                  Title: Chief Executive Officer

                                                                       EXHIBIT A

                             [LETTERHEAD OF COMPANY]

                                       [INSERT DATE]

Continental Stock Transfer
  & Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven Nelson

          Re:  Trust Account No. 530-        Termination Letter
               ------------------------------------------------
Gentlemen:

          Pursuant to paragraph 1(i) of the Investment Management Trust
Agreement between Courtside Acquisition Corp. ("Company") and Continental Stock
Transfer & Trust Company ("Trustee"), dated as of __________, 2005 ("Trust
Agreement"), this is to advise you that the Company has entered into an agreement ("Business Agreement") with __________________ ("Target Business") to consummate a business combination with Target Business ("Business Combination")
on or about [INSERT DATE]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination
("Consummation Date").

          In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

          On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated and (ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account ("Instruction Letter"). You are hereby directed and authorized to transfer the funds held in the Trust
Account immediately upon your receipt of the counsel's letter and the
Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company.
Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

          In the event that the Business Combination is not consummated on the
Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust
Agreement on the business day immediately following the Consummation Date as set forth in the notice.

                                            Very truly yours,

                                            COURTSIDE ACQUISITION CORP.

                                            By:
                                                --------------------------------
                                                Richard D. Goldstein, Chairman

                                            By:
                                                --------------------------------
                                                Gregg H. Mayer, Secretary

cc: EarlyBirdCapital, Inc.

                                                                       EXHIBIT B

                             [LETTERHEAD OF COMPANY]

                                       [INSERT DATE]
Continental Stock Transfer
  & Trust Company
17 Battery Place
New York, New York 10004
Attn:

          Re:  Trust Account No. 530-        Termination Letter
               ------------------------------------------------
Gentlemen:

          Pursuant to paragraph 1(i) of the Investment Management Trust
Agreement between Courtside Acquisition Corp. ("Company") and Continental Stock
Transfer & Trust Company ("Trustee"), dated as of ___________, 2005 ("Trust
Agreement"), this is to advise you that the Company has been unable to effect a
Business Combination with a Target Company within the time frame specified in the Company's prospectus relating to its IPO.

           In accordance with the terms of the Trust Agreement, we hereby authorize you, to commence liquidation of the Trust Account. You will notify the
Company and the agent where the Trust Account is being held ("Designated Paying
Agent") in writing as to when all of the funds in the Trust Account will be available for immediate transfer ("Transfer Date"). The Designated Paying Agent shall thereafter notify you as to the account or accounts of the Designated
Paying Agent that the funds in the Trust Account should be transferred to on the
Transfer Date so that the Designated Paying Agent may commence distribution of such funds in accordance with the Company's instructions. You shall have no obligation to oversee the Designated Paying Agent's distribution of the funds.
Upon the payment to the Designated Paying Agent of all the funds in the Trust
Account, the Trust Agreement shall be terminated.

                                             Very truly yours,

                                             COURTSIDE ACQUISITION CORP.

                                             By:
                                                 -------------------------------
                                                 Richard D. Goldstein, Chairman

                                             By:
                                                 -------------------------------
                                                 Gregg H. Mayer, Secretary

cc: EarlyBirdCapital, Inc.

                                       10

                                    EXHIBIT C

AUTHORIZED INDIVIDUAL(S)                               AUTHORIZED
FOR TELEPHONE CALL BACK                                TELEPHONE NUMBER(S)
-----------------------                                -------------------

COMPANY:

Courtside Acquisition Corp.
1700 Broadway, 17th Floor
New York, New York 10019
Attn: Richard D. Goldstein, Chief Executive Officer    (212) 641-5000

TRUSTEE:

Continental Stock Transfer
  & Trust Company
17 Battery Place
New York, New York 10004
Attn:  Steven G. Nelson, Chairman                      (212) 845-3200

                                       11